Exhibit 99.1

LETTER OF TRANSMITTAL

for

Tender of All Outstanding

10 3/4% Senior Subordinated Notes due February 1, 2016

in Exchange for

New 10 3/4% Senior Subordinated Notes due February 1, 2016

of

CRC HEALTH CORPORATION

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2006 (THE “EXPIRATION DATE”) UNLESS EXTENDED BY CRC HEALTH CORPORATION.

The Exchange Agent is:

U.S. BANK NATIONAL ASSOCIATION

By Mail, Hand or Overnight Delivery: U.S. Bank National Association Corporate Trust Services 100 Wall Street, Suite 1600 New York, NY 10005	By Facsimile: (651) 495-8158 For Information or Confirmation by Telephone: (800) 934-6802

Delivery of this Letter of Transmittal to an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

The undersigned acknowledges receipt of the Prospectus dated                     , 2006 (the “Prospectus”) of CRC Health Corporation (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Company’s offer (the “Exchange Offer”) to exchange its new 10 3/4% Senior Subordinated Notes due February 1, 2016 which have been registered under the Securities Act of 1933, as amended (the “Securities Act”) (the “Exchange Notes”) for its outstanding 10 3/4% Senior Subordinated Notes due February 1, 2016 (the “Old Notes” and, together with the Exchange Notes, the “Notes”) from the holders thereof.

The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus).

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

The Issuer is not making the exchange offer to holders of the Old Notes in any jurisdiction in which the exchange offer or the acceptance of the exchange offer would not be in compliance with the securities or blue sky laws of such jurisdiction. The Issuer also will not accept surrenders for exchange from holders of the Old Notes in any jurisdiction in which the exchange offer or the acceptance of the exchange offer would not be in compliance with the securities or blue sky laws of such jurisdiction.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES TENDERED HEREWITH
Name(s) and Address(es) of Registered Holder(s) (Please fill in)	Certificate Number(s)*	Aggregate Principal Amount Represented by Old Notes*	Principal Amount Tendered**

Total:

  *     Need not be completed by book-entry holders.

  **  Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. See instruction 2.

Holders of Old Notes whose Old Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Notes are held of record by The Depository Trust Company (“DTC”).

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):

Name of Eligible Guarantor Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

If Delivered by Book-Entry Transfer:

Name	of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON SIGNING THIS LETTER OF TRANSMITTAL:

Name:

Address:

☐	CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

Name:

Address:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Old Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an “affiliate” of the Company or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Old Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement dated February 6, 2006, among the Company, CRCA Merger Corporation, the guarantors listed on Schedule 1 thereto and Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Registration Rights Agreement”), and that the Company shall have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned agrees to all terms of the Exchange Offer.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under “The Exchange Offer—Conditions to the Exchange Offer” occur.

The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Company’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes.

By tendering shares of Old Notes and executing this Letter of Transmittal, the undersigned represents that Exchange Notes acquired in the exchange will be obtained in the ordinary course of business of the undersigned, that the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Exchange Notes, that the undersigned is not an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act and that if the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. Any broker-dealer participating in the Exchange Offer represents and warrants that it has not entered into any arrangement or understanding with the Company or an affiliate of the Company to distribute the Exchange Notes. The undersigned understands that all resales of the Exchange Notes must be made in compliance with applicable state securities or blue sky laws. If a resale does not qualify for an exemption from these laws, the undersigned acknowledges that it may be necessary to register or qualify the Exchange Notes in a particular state or to make the resale through a licensed broker-dealer in order to comply with these laws. The undersigned further understands that the Issuer assumes no responsibility regarding compliance with state securities or blue sky laws in connection with resales.

Any holder of Old Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar interpretive letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

Certificates for all Exchange Notes delivered in exchange for tendered Old Notes and any Old Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

The undersigned, by completing the box entitled “Description of Old Notes Tendered Herewith” above and signing this letter, will be deemed to have tendered the Old Notes as set forth in such box.

TENDERING HOLDER(S) SIGN HERE

(Complete accompanying Substitute Form W-9)

Must be signed by the registered holder(s) exactly as such name(s) appear(s) on certificate(s) for the Old Notes hereby tendered or in whose name the Old Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

(Signature(s) of Holder(s))

Date

Name(s)

(Please Print)

Capacity (full title)

Address

(Including Zip Code)

Daytime Area Code and Telephone No.

Taxpayer Identification No.

GUARANTEE OF SIGNATURE(S)

(If Required—See Instruction 3)

Authorized Signature

Date

Name

Title

Name of Firm

Address of Firm

(Include Zip Code)

Area Code and Telephone No.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if Exchange Notes or Old Notes not tendered are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

Issue:	☐ Old Notes not tendered to:
☐ Exchange Notes to:

Name(s)

Address:

(Include Zip Code)

Daytime Area Code and

Telephone No.

Tax Identification No.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if Exchange Notes or Old Notes not tendered are to be sent to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail:	☐ Old Notes not tendered to:
☐ Exchange Notes to:

Name(s)

Address:

(Include Zip Code)

Area Code and

Telephone No.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

A holder of Old Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Old Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

Holders of Old Notes may tender Old Notes by book-entry transfer by crediting the Old Notes to the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

The method of delivery of this Letter of Transmittal, the Old Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases sufficient time should be allowed to permit timely delivery. No Old Notes or Letters of Transmittal should be sent to the Company.

Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Old Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Guarantor Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Guarantor Institution a letter, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the names in which such Old Notes are registered, and, if applicable, the certificate numbers of the Old Notes to be tendered; and (iii) all tendered Old Notes (or a confirmation of any book-entry transfer of such Old Notes into the Exchange Agent’s account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission, all as provided in the Prospectus.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

2.	Partial Tenders; Withdrawals.

If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Old Notes tendered in the box entitled

“Description of Old Notes Tendered Herewith.” A newly issued certificate for the Old Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

If not accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Old Notes, a written notice of withdrawal must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Company notifies the Exchange Agent that it has accepted the tender of Old Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Old Notes to be withdrawn; (iii) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Old Notes and the principal amount of Old Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Old Notes exchanged; and (v) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering” in the Prospectus at any time prior to the Expiration Date.

3.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever. If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Old Notes listed, such Old Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Old Notes.

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Guarantor Institution (as defined below).

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution (as defined below), unless Old Notes are tendered: (i) by a holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a participant in a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”). If Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.

4.	Special Issuance and Delivery Instructions.

Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes or certificates for Old Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.	Transfer Taxes.

The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

6.	Waiver of Conditions.

The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.	Mutilated, Lost, Stolen or Destroyed Securities.

Any holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8.	Taxpayer Identification Number

Each holder of Old Notes whose Old Notes are accepted for exchange (or other payee) who is a United States person (including a United States resident alien) is generally required to provide a correct taxpayer identification number (“TIN”) (e.g., the holder’s Social Security or federal employer identification number) and certain other information, on Form W-9 or Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on payments made to the holder. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future and such person must also complete the Certificate of Awaiting Taxpayer Identification number provided herein. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made to the holder, 28% of all such payments will be withheld until a TIN is provided and, if a TIN is not provided within 60 days after the date of the Substitute Form W-9, such withheld amounts will be paid over to the Internal Revenue Service.

All holders, including holders who are not United States persons should see “Important Tax Information” below. Holders who are non-U.S. persons may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below by writing “exempt” on the face thereof (and should not complete the remaining portion of the Substitute Form W-9), to avoid possible erroneous backup withholding. A non-U.S. holder must submit a properly completed IRS Form W-8 (which may be obtained from the Exchange Agent or via the IRS website at www.irs.gov), signed under the penalties of perjury, attesting to that holder’s status as a non-U.S. person. Holders are urged to consult their own tax advisors to ensure proper completion of the proper version of Form W-8.

9.	Requests for Assistance or Additional Copies.

Questions relating to the Exchange Offer or the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under United States federal income tax law, a holder of Notes may be subject to backup withholding unless the holder provides the Exchange Agent, with either (i) such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Notes is awaiting a TIN), (B) that the holder of Notes is not subject to backup withholding because (x) such holder of Notes is exempt from backup withholding, (y) such holder of Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Notes that he or she is no longer subject to backup withholding and (C) that the holder of Notes is a United States person (including a United States resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Notes is an individual, the TIN is such holder’s social security number. If the Exchange Agent is not provided with the correct TIN, the holder of Notes may also be subject to certain penalties imposed by the Internal Revenue Service.

Certain holders of Notes (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. However, exempt holders of Notes should indicate their exempt status on Form W-9 or Substitute Form W-9. For example, a corporation should complete Form W-9 or the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8BEN, or similar form, signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8BEN can be obtained from the Exchange Agent, or via the IRS website at www.irs.gov. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. Holders who are non-U.S. persons are urged to consult their own tax advisors to ensure proper completion of the proper version of Form W-8.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the holder of Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished.

The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering holder of Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent and, if the Exchange Agent is not provided with a TIN within 60 days after the date of Form W-9 or the Substitute Form W-9, such amounts will be paid over to the Internal Revenue Service.

The holder of Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Notes. If the Notes are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers and individual taxpayer identification numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give name and the SOCIAL SECURITY number (or individual taxpayer identification number) of—

1 An individual’s account	The individual

2 Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account**

3 Custodian account of a minor (Uniform Gift to Minors Act)	The minor (circle the minor’s name)

4 Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person

5 a. The usual revocable savings trust account (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law.	The grantor-trustee** The actual owner**

For this type of account:	Give the name and the EMPLOYER IDENTIFICATION number of—

6 Sole proprietorship account or single owner limited liability company

The owner (or the owner’s Social Security number or individual taxpayer identification number) (you must show the name of the owner but you may also enter your business or “doing business as” name); if you are a sole proprietor the IRS encourages you to use your Social Security number

7 A valid trust, estate or pension trust	The legal entity (do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title)

8 Corporation or limited liability company electing corporate status on Form 8832	The corporation

9 Religious, charitable, or educational organization account or an association, club or other tax-exempt organization	The organization

10 Partnership or multi-member limited liability company	The partnership

11 A broker or registered nominee	The broker or nominee

12 Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
*	Note: If no name is circled when there is more than one name listed, the TIN will be considered to be that of the first name listed.
**	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, Form SS-4, Application for Employer Identification Number or Form W-7, Application for Individual Taxpayer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

To complete Substitute Form W-9 if you do not have a taxpayer identification number, check the box in Part 3 of the Substitute Form W-9, sign and date the Form, and give it to the requester. In addition, you must also complete the Certificate of Awaiting Taxpayer Identification Number.

Payee Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement plan, or a custodian account under Section 403(b)(7) of the Code if the account satisfies the requirements of Section 401(f)(2) of the Code.

•	The United States, or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	An international organization or any agency, or instrumentality thereof.

•	A foreign government or any of its political subdivisions, agencies or instrumentalities.

Payees that may be specifically exempted from backup withholding on payments of dividends and certain other payments include the following:

•	A corporation.

•	A financial institution.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A dealer in securities or commodities registered in the United States., the District of Columbia or a possession of the United States.

•	A real estate investment trust.

•	A nominee or custodian.

•	A common trust fund operated by a bank under Section 584(a) of the Code.

•	A trust exempt from tax under Section 664 of the Code or described in Section 4947 of the Code.

•	An entity registered at all times during the taxable year under the Investment Company Act of 1940, as amended.

•	A foreign central bank of issue.

Exempt payees should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX LABELLED “EXEMPT FROM BACKUP WITHHOLDING,” SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice.—Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

1.	Penalty for Failure to Furnish Taxpayer identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty or $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

2.	Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

3.	Criminal Penalty for Falsifying Information.—Falsifying certifications or affirmations may be subject to criminal penalties including fines and/or imprisonment.

4.	Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of Federal Law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX

ADVISOR OR THE INTERNAL REVENUE SERVICE.

PAYER’S NAME: U.S. Bank National Association, as Exchange Agent

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW ☐ Exempt from backup withholding	Name Address Social Security Number OR Employer Identification Number

Check appropriate box: ☐ Individual/sole proprietor ☐ Corporation ☐ Partnership ☐ Other:

Part 2—Certification—Under the penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a United States person (including a United States resident alien).

Payor’s Request for Taxpayer Identification Number (TIN)	Certificate Instructions—You must cross out item (2) of Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).	Part 3 Awaiting TIN ☐ Please complete Certificate of Awaiting Taxpayer Identification Number if you have checked this box

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature	Date	, 2006

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature	Date	, 2006